Exhibit 99.2

 Brepocitinib in DM: VALOR Topline Results  September 17, 2025

 2  For investor audiences only  Forward-Looking Statements  This presentation includes forward-looking statements that are subject to substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy, potential uses of cash and capital allocation, research and development plans, profitability, the anticipated timing, costs, design, conduct and results of our ongoing and planned preclinical studies and clinical trials for our products and product candidates, and any commercial potential of our products and product candidates are forward-looking statements.  These forward-looking statements are based upon the current expectations and beliefs of our management as of the date of this presentation and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Although we believe that our plans, intentions, expectations and strategies as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements.  These forward-looking statements may be affected by a number of risks, uncertainties and assumptions, including, but not limited to, those risks set forth in the sections captioned “Risk Factors” and “Forward-Looking Statements” of our filings with the U.S. Securities and Exchange Commission, available at www.sec.gov and investor.roivant.com. We operate in a very competitive and rapidly changing environment in which new risks emerge from time to time. These forward-looking statements are based upon the current expectations and beliefs of our management as of the date of this presentation, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Except as required by applicable law, we assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.  This presentation includes data for brepocitinib as compared to a potential competitor product generated from separate, independent studies and that do not come from head- to-head analyses. Differences exist between study or trial designs and subject  characteristics and caution should be exercised when comparing data across studies. Data regarding other products is based on publicly available information.  Disclaimer  This presentation is intended for the investor community only; it is not intended to promote the product candidates referenced herein or otherwise influence healthcare prescribing decisions.

 Roivant in 2025: Transformational Potential  3  For investor audiences only  Note: All references are to calendar years and are approximate and subject to change. The timing of the litigation-related events noted above is subject to change, including at the discretion of the court. See Slide 2 for further information on these forward- looking statements  Validate IMVT-1402 First-  /Best-in-Class Potential  Bato MG & CIDP data further validate “Deeper is Better”; TED data expected 2H ‘25  Focused execution on 6 announced IMVT-1402 indications  Registrational Dermatomyositis (DM) Readout  Pivotal study will enable brepocitinib to be first novel oral DM drug with multi-year lead over any other late-stage program; planned FDA filing in 1H ‘26  Advance LNP Litigation with Moderna and Pfizer/BioNTech  Summary judgment phase ongoing in US Moderna case; jury trial scheduled for March 2026  Ongoing progress following Markman ruling in Pfizer/BioNTech case

Robust Late-Stage Pipeline with 11 Registrational Trials in Indications with Blockbuster Potential

Focusing on Clinical Trial Execution to Drive Significant Potential Value

	Modality	Proof of Concept	Registrational	Status
BREPOCITINIB Dermatomyositis | *Priovant*	*Small Molecule*		✓	**FDA Filing expected 1H 2026**
BREPOCITINIB Non-Infectious Uveitis | *Priovant*	*Small Molecule*		★	**Actively Enrolling**
BREPOCITINIB Cutaneous Sarcoidosis | *Priovant*	*Small Molecule*	▶		**Actively Enrolling**
IMVT-1402 Graves' Disease | *Immunovant*	*Biologic*		★	**Actively Enrolling**
IMVT-1402 Difficult-to-Treat Rheumatoid Arthritis | *Immunovant*	*Biologic*		★	**Actively Enrolling**
IMVT-1402 Myasthenia Gravis | *Immunovant*	*Biologic*		★	**Actively Enrolling**
IMVT-1402 Sjögren's Disease | *Immunovant*	*Biologic*		★	**Actively Enrolling**
IMVT-1402 Chronic Inflammatory Demyelinating Polyneuropathy | *Immunovant*	*Biologic*		★	**Actively Enrolling**
IMVT-1402 Cutaneous Lupus Erythematosus | *Immunovant*	*Biologic*	▶		**Actively Enrolling**
BATOCLIMAB Thyroid Eye Disease | *Immunovant*	*Biologic*		★	**Topline expected 2H 2025**
MOSLICIGUAT Pulmonary Hypertension associated with Interstitial Lung Disease | *Pulmovant*	*Inhaled*	▶		**Actively Enrolling**
ONGOING BD Pipeline Expansion Opportunities | *Roivant*				

roivant

Note: Trials listed as registrational include those that we believe are potentially registrational
Note: All references are to calendar years and are approximate and subject to change. See Slide 2 for further information on these forward-looking statements

4

For investor audiences only

 5  For investor audiences only  Brepocitinib Data in DM Kicks Off 36 Months Stacked with Potential Readouts and Launches  Note: Figure is illustrative of potential registrational data readouts and product launches and is not intended to be representative of timelines on the events noted. Trials listed as registrational include those that we believe are potentially registrational  Launch of Brepocitinib in NIU  Launch of IMVT-1402 in Multiple Potential Blockbuster Indications  Brepocitinib Registrational Data Readouts  IMVT-1402 Registrational Data Readouts  DM  NIU  D2T RA  GD  MG  SjD  CIDP  Launch of Brepocitinib in DM  Potential for additional indications and pipeline expansion

 CONFIDENTIAL  Brepocitinib VALOR Topline Results

 CONFIDENTIAL  Brepocitinib – Highlights of Phase 3 VALOR Study Results in DM  VALOR succeeded, with highly significant, robust, and consistent data across primary and all key secondary endpoints  Consistent dose response seen between 15 mg and 30 mg, establishing 30 mg dose as optimal in this setting  Responses were rapid, deep, and broad, and showed clinically meaningful benefit to both muscle and skin symptoms  Robust benefit: Brepocitinib 30 mg showed a mean TIS of 46.5, a delta of >15 points (p=0.0006) relative to placebo at week 52 (TIS of 31.2), even with twice as many patients coming off background steroids on brepocitinib compared to placebo  Depth of response: >2/3 of brepocitinib 30 mg patients experienced at least a moderate response (TIS40), and nearly half experienced a major response (TIS60)  Rapidity of response: Onset was rapid with median time to a TIS40 response of ~2 months; TIS and CDASI responses significant as early as week 4  Breadth of response: Positive data on all 10 pre-specified endpoints demonstrating improvement in both skin and muscle symptoms  Brepocitinib 30 mg safety profile in VALOR was consistent with prior clinical studies  FDA filing planned for calendar 1H 2026  7  For investor audiences only  TIS: Total Improvement Score  CDASI-A: Cutaneous Dermatomyositis Activity and Severity Index - Activity Subscore  Product candidate is investigational and subject to regulatory approval. Timing is based on current expectations and subject to FDA feedback

DM Patients Have Significant Unmet Medical Needs

Therapies Received by Treated DM Patients


11%
13%
75%

- **Steroids & ISTs Alone**
- **IVIG-Containing Regimens**
- **Off-Label Targeted Therapy-Containing Regimens (No IVIG)**

- **Standard-of-care in DM is largely unchanged since the 1980s**: combinations of corticosteroids and off-label ISTs
- Patient and physician need for modern, targeted therapies is extraordinarily high given that **unapproved targeted therapies with no RCT data (including JAK inhibitors) are used off-label at rates comparable to IVIg**
- Even among patients treated with IVIg or off-label targeted therapies, chronic high-dose steroid use remains high, **with most requiring doses ≥10 mg/day for ≥100 days/year**

DM: Dermatomyositis
IST: Immunosuppressive therapy
IVIG: Intravenous immunoglobulin
RCT: Randomized controlled trial

Data Source: Analysis by Roivant/Priovant using closed claims data from Inovalon. Analysis includes patients with DM with continuous enrollment from 2020-2022. Conclusions corroborated through independent Veeva Compass open claims data through 2024.

For investor audiences only

8

priovant

 CONFIDENTIAL  VALOR Study Success Represents a Landmark Achievement in Dermatomyositis Field  Extensive track record of failure for targeted therapies in dermatomyositis, even among approved drugs  that are blockbusters in other I&I indications  Failed in DM and PM  Failed in DM  Failed in DM and PM  Failed in DM and PM  Failed in DM, PM, and IMNM  Failed in DM and PM  Failed in DM and PM  Failed in DM and PM  First successful registrational trial for a targeted therapy in DM  First successful 52-week placebo-controlled trial for any therapy in DM  First successful placebo-controlled trial of any kind for a once-daily oral therapy in DM  Largest interventional DM trial ever conducted, including other ongoing trials  Brepocitinib  Oral once-daily selective inhibitor of TYK2 and JAK1  DM: Dermatomyositis  PM: Polymyositis  IMNM: Immune-mediated necrotizing myopathy  All trademarks are the property of their respective owners  9  For investor audiences only

Brepocitinib Inhibits both TYK2 and JAK1, Making It Particularly Well-Suited to Address Underlying DM Pathobiology

Pathogenic Cytokine	Role in DM Pathogenesis		Brepocitinib	Selective JAK1 Inhibitor	Selective Tyk2 Inhibitor	Type I IFN Antibody
Type I IFN (IFNα/β)	**Lymphocyte Activation**		✓✓	✓	✓	✓✓
Type II IFN (IFNγ)	**Th1** Lymphocyte Polarization		✓	✓	✗	✗
IL-12			✓	✗	✓	✗
IL-6	**Th17** Lymphocyte Polarization	**B Cell Activation**	✓✓	✓	Partial	✗
IL-23			✓	✗	✓	✗

For investor audiences only
10

Brepocitinib 30 mg Achieved Statistically Significant Benefit On All Ten Ranked Endpoints

Measurements of skin disease, muscle disease, rapidity of onset, and steroid sparing; consistent dose response was also seen across endpoints

Key Endpoint	Important Features	P-Value
Mean TIS (Primary)	Composite endpoint, focus on **muscle disease** and **global** benefit	**0.0006**
CDASI-A change from baseline at Week 52	Improvement in **skin disease** activity	**0.0006**
DMOMS at Week 52	DM-specific **muscle and skin** composite measure of benefit	**0.0014**
TIS40 Response at Week 52	Moderate TIS response (focus on **global benefit / muscle**)	**0.0040**
Time to Consecutive TIS40 Response by Week 52	**Time to onset of sustained benefit** (particularly high bar)	**0.0155**
Patients achieving TIS40 Response + ≤2.5 mg OCS at Week 52	Achievement of clinical response and **steroid reduction**	**0.0006**
CDASI-A 40% Response with ≥4-point improvement at Week 52	Clinically meaningful **skin response**	**0.0357**
TIS60 Response at Week 52	Major TIS response – **Highest TIS response threshold**	**0.0126**
Change from baseline in HAQ-DI at Week 52	Improvement in physical and functional disability and daily living activities related to **muscle** strength	**0.0035**
Change from baseline in CDASI-A at Week 4	**Rapid onset** of skin response	**0.0003**

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For investor audiences only

priovant

VALOR: Global Phase 3 Placebo-Controlled Study Evaluating Brepocitinib In Dermatomyositis

N=241 adults with dermatomyositis

Randomized 1:1:1
by PhGA-VAS

52-WEEK TREATMENT PERIOD

BREPOCITINIB 30 MG QD (N = 81)

BREPOCITINIB 15 MG QD (N = 81)

PLACEBO (N = 79)

Mandatory corticosteroid taper to ≤5 mg/day from week 12 to 36; recommended further tapering at investigator discretion

Primary Endpoint

Eligible Patients

- Definite or probable dermatomyositis (2017 EULAR/ACR criteria)
- Skin activity: CDASI-A ≥6
- Muscle activity: MMT-8 ≤142
- Refractory or intolerant to SOC therapy

Permitted Background Therapy

Oral IST, antimalarial, and/or OCS

Primary Endpoint

30 mg vs. placebo mean Total Improvement Score at Week 52

IST: Immunosuppressive therapy
OCS: Oral corticosteroids
CDASI-A: Cutaneous Dermatomyositis Activity and Severity Index - Activity Subscore
MMT-8: Manual testing of 8 muscle groups
SOC: Standard of care
PhGA-VAS: Physician's Global Assessment – Visual Analog Scale

For investor audiences only priovant 12

 CONFIDENTIAL  Brepocitinib 30 mg  (n = 81)  Brepocitinib 15 mg  (n = 81)  Placebo (n = 79)  Mean Age (years) (± SD)  50.4 (14.5)  50.7 (12.1)  50.7 (13.5)  Sex (Female) – no. (%)  65 (80%)  67 (83%)  55 (70%)  Region: US/Canada – no. (%)  32 (40%)  34 (42%)  30 (38%)  Disease Activity – no. (%)  Mild  13 (16%)  19 (24%)  13 (16%)  Moderate  54 (67%)  40 (49%)  48 (61%)  Severe  14 (17%)  22 (27%)  18 (23%)  Mean MMT-8 Score (± SD)  121.7 (16.4)  124.5 (14.2)  121.6 (17.0)  Mean CDASI-A Score (± SD)  19.5 (11.3)  18.7 (11.3)  21.1 (12.0)  History of ILD – no. (%)  19 (24%)  17 (21%)  11 (14%)  Medications at Baseline – no. (%)  Immunosuppressant  55 (68%)  57 (70%)  61 (77%)  Antimalarial  24 (30%)  22 (27%)  19 (24%)  Corticosteroids  60 (74%)  58 (72%)  64 (81%)  Mean dose (mg/day) (± SD)  12.2 (5.7)  10.7 (6.2)  11.3 (5.9)  MMT-8: Manual muscle testing of 8 muscles  CDASI-A: Cutaneous Dermatomyositis Activity and Severity Index - Activity Subscore  ILD: Interstitial lung disease  Enrolled Population Had Highly Active, Multisystem Disease  Arms were well-balanced across demographics, baseline disease activity, and background medications  13  For investor audiences only

 CONFIDENTIAL  241 subjects randomized  Brepocitinib 30 mg (n=81)  Brepocitinib 15 mg (n=81)  Placebo (n=79)  75 (93%) completed the blinded treatment period  70 (86%) completed the blinded treatment period  65 (82%) completed the blinded treatment period  6 (7%) discontinued early  11 (14%) discontinued early  14 (18%) discontinued early  Disposition: Brepocitinib Had Substantially Higher Completion Rate and Substantially Lower Rescue Rate Than Placebo  12 subjects (15%)  received rescue medication  15 subjects (19%)  received rescue medication  24 subjects (30%)  received rescue medication  14  The definition of rescue medication was prespecified. This included initiation or clinically-meaningful increase in intensity of one or more systemic therapies given for treatment of DM.  For investor audiences only

 CONFIDENTIAL  Brepocitinib Showed Significant and Clinically Meaningful Improvement on Primary Endpoint of TIS  0  5  10  15  20  25  30  35  40  45  50  0  4  8  12  16  20  32  36  40  44  48  52  Mean TIS (± SE)  Brepocitinib 30 mg (n = 81)  Brepocitinib 15 mg (n = 81)  Placebo (n = 79)  24 28  Study Week  *  *  *  *  *  *  *  * *  **  *Nominal P < 0.05  ** P < 0.001  Separation between brepocitinib 30 mg and placebo at all time points, starting as early as week 4, achieved together with substantially greater steroid reduction in brepocitinib 30 mg arm  46.5  37.5  31.2  Primary Endpoint  30 mg vs. Placebo At Week 52  TIS∆ 15.3  P = 0.0006  15  Brepocitinib 30 mg  Placebo  Mean dose at baseline (mg/day)  12.2  11.3  ≤2.5 mg/day by  week 48-52  62%  34%  Off steroids by week 48-52  42%  23%  Steroid reduction among patients on background OCS  For investor audiences only

 CONFIDENTIAL  46%  29%  26%  >2/3 of Patients on 30 mg Achieved Moderate TIS Response (TIS40) & Nearly Half Achieved Major TIS Response (TIS60)  Patients Achieving Moderate TIS Response (TIS40) at Week 52  Patients Achieving Major TIS Response (TIS60) at Week 52  68%  54%  44%  Brepocitinib 30 mg (n = 81)  Brepocitinib 15 mg (n = 81)  Placebo (n = 79)  Brepocitinib 30 mg (n = 76)  Brepocitinib 15 mg (n = 77)  Placebo (n = 72)  Adjusted response rate (risk) differences calculated using the Mantel-Haenszel method.  16  For investor audiences only  ∆  P  30 mg vs. Placebo  22.2%  0.0040  15 mg vs. Placebo  11.6%  0.1420  ∆  P  30 mg vs. Placebo  19.5%  0.0126  15 mg vs. Placebo  6.2%  0.3920

 CONFIDENTIAL  Brepocitinib 30 mg Resulted in High Rates of Clinically Meaningful Improvement  68%  58%  46%  38%  0%  10%  20%  30%  40%  50%  60%  70%  Cross-Trial Comparison of TIS Responder Rates At Similar Timepoints  TIS40 Response Rate TIS60 Response Rate  ProDERM – Week 40  Open-Label  VALOR – Week 52  Placebo-Controlled  Aggarwal et al, NEJM 2022  ProDERM – Week 40  Open-Label  VALOR – Week 52  Placebo-Controlled  Brepocitinib 30 mg (n = 81)  Octagam (IVIg) (n = 45)1  Disclaimer: Figures reflect cross-trial comparison and not results from a head-to-head  study. Differences exist between trial designs and subject characteristics, and caution should be exercised when comparing data across studies.  1)  17  For investor audiences only

 CONFIDENTIAL  36%  20%  9%  54%  41%  27%  More Than A Third of Brepocitinib 30 mg Patients Achieved Both  Major TIS Response And Minimal or No Steroid Burden At Week 52  *Nominal p-value calculated as part of post-hoc analysis  Adjusted response rate (risk) differences calculated using the Mantel-Haenszel method.  Patients Achieving Moderate TIS Response (TIS40) with Oral  Steroids ≤2.5 mg/day at Week 52  Patients Achieving Major TIS Response (TIS60) with Oral Steroids  ≤2.5 mg/day at Week 52  Brepocitinib 30 mg (n = 81)  Brepocitinib 15 mg (n = 81)  Placebo (n = 79)  Brepocitinib 30 mg (n = 81)  Brepocitinib 15 mg (n = 81)  Placebo (n = 79)  18  For investor audiences only  ∆  P  30 mg vs. Placebo  25.7%  0.0006  15 mg vs. Placebo  13.0%  0.0851  ∆  P  30 mg vs. Placebo  27.1%  <0.0001*  15 mg vs. Placebo  12.0%  0.0289*

 CONFIDENTIAL  Time Course of CDASI-Activity Change from Baseline  Statistically significant, clinically meaningful separation between brepocitinib 30 mg and placebo at all time points, starting as early as week 4  Brepocitinib 30 mg (n = 81)  Brepocitinib 15 mg (n = 81)  Placebo (n = 79)  -14  -12  -10  -8  -6  -2  -4  0  0  4  8  12  16  20  32  36  40  44  48  52  Study Week  24 28  Mean CFB in CDASI-A (± SE)  *Nominal P < 0.05  ** P < 0.001  *  *  *  *  *  *  *  *  **  **  -7.0  -9.4  -11.7  19  For investor audiences only

 CONFIDENTIAL  Brepocitinib 30 mg Achieved Meaningful Cutaneous Improvement in Subjects with Moderate-to-Severe Skin Disease at Baseline  Ns for subjects with moderate-to-severe skin disease at baseline: brepocitinib 30 mg n = 46; placebo n = 53  *Nominal p-value calculated as part of post-hoc analysis  CDASI-A: Cutaneous Dermatomyositis Activity and Severity Index - Activity Subscore  Mean Percent Reduction in CDASI-A by Week 52  Subjects with baseline CDASI-A > 14  Portion of Patients Achieving Cutaneous Clinical Remission by Week 52 (CDASI-A ≤ 5)  Subjects with baseline CDASI-A > 14  Highly morbid, often treatment-resistant population representing significant share of DM patients  44%  21%  30 mg vs. Placebo: ∆ 26.6%; P=0.0060*  63%  37%  30 mg vs. Placebo: ∆ 25.7%; P=0.0016*  20  For investor audiences only

Brepocitinib 30 mg Demonstrated Substantial Evidence of Improvement on Muscle Disease Across Multiple Endpoints

Global Benefit

Substantial Improvement on TIS in Patients with Moderate-to-Severe Muscle Disease at Baseline

+17 points

vs. Placebo in patients with MMT-8 < 136 at baseline[1]

72% on brepocitinib 30 mg achieved TIS40 in this subgroup, versus 46% on placebo

Motor Strength

Confirmed Benefit on MMT-8 with Brepocitinib 30 mg vs. Placebo

13.5 vs. 8.7

Δ 4.8, P=0.04[2]

72% on brepocitinib 30 mg achieved 7-point increase[3], compared to 54% on placebo

Functional Muscle Improvement

HAQ-Disability Index Achieved Clinical and Statistical Significance

-.30 points

vs. Placebo, P = 0.0035

49% on brepocitinib 30 mg achieved the MCID of at least -0.3, compared to 29% on placebo

1. Based on a post-hoc analysis
2. Nominal P value
3. 7-point change on the MMT-8 score represents 1 category of muscle disease activity (i.e., moderate vs. mild disease).

MCID: Minimum clinically important difference

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priovant

Brepocitinib 30 mg Achieved Rapid Onset Of Action, With Confirmed Benefit As Early As Week 4

Rapid onset of action consistent with TYK2/JAK1 mechanism of action

Rapid Statistically Significant Separation From Placebo

Week 4

Time to achieve statistically significant separation on both TIS* and CDASI-A for brepocitinib 30 mg vs. placebo

Rapid Achievement of Clinical Improvement Thresholds

32 days

Median Time to TIS20

61 days

Median Time to TIS40

TIS: Total Improvement Score;
CDASI-A: Cutaneous Dermatomyositis Activity and Severity Index - Activity Subscore
*Based on nominal p value.

For investor audiences only priovant 22

Brepocitinib 30 mg Achieved Statistically Significant Benefit On All Ten Ranked Endpoints

Measurements of skin disease, muscle disease, rapidity of onset, and steroid sparing; consistent dose response was also seen across endpoints

Key Endpoint	Important Features	Brepocitinib 30mg (n=81)	Placebo (n=79)	P-Value
Mean TIS (Primary)	Composite endpoint, focus on **muscle disease** and **global** benefit	46.5	31.2	**0.0006**
CDASI-A change from baseline at Week 52	Improvement in **skin disease** activity	-11.7	-7.0	**0.0006**
DMOMS at Week 52	DM-specific **muscle and skin** composite measure of benefit	57.9	40.5	**0.0014**
TIS40 Response at Week 52	Moderate TIS response (focus on **global benefit / muscle**)	67.9%	44.3%	**0.0040**
Time to Consecutive TIS40 Response by Week 52	**Time to onset of sustained benefit** (particularly high bar)	85 days	168 days	**0.0155**
Patients achieving TIS40 Response + ≤2.5 mg OCS at Week 52	Achievement of clinical response and **steroid reduction**	54.3%	26.6%	**0.0006**
CDASI-A 40% Response with ≥4-point improvement at Week 52	Clinically meaningful **skin response**	61.7%	44.3%	**0.0357**
TIS60 Response at Week 52	Major TIS response – **Highest TIS response threshold**	46.1%	26.4%	**0.0126**
Change from baseline in HAQ-DI at Week 52	Improvement in physical and functional disability and daily living activities related to **muscle** strength	-0.337	-0.042	**0.0035**
Change from baseline in CDASI-A at Week 4	**Rapid onset** of skin response	-6.4	-3.5	**0.0003**

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For investor audiences only priovant

 CONFIDENTIAL  Overview of Safety Events  Brepocitinib 30 mg QD (N=81)  Brepocitinib 15 mg QD  (N=81)  Placebo (N=79)  Participants with:  AEs  73 (90%)  70 (86%)  72 (91%)  Death  0  0  0  SAEs  13 (16%)  7 (9%)  10 (13%)  AEs leading to treatment discontinuation  5 (6%)  6 (7%)  9 (11%)  AEs leading to study discontinuation  3 (4%)  4 (5%)  3 (4%)  Adverse Events of Special Interest:  Cardiovascular events  1 (1%)  0  2 (3%)  Thromboembolic events  0  0  1 (1%)  Viral reactivation  4 (5%)  2 (2%)  4 (5%)  Opportunistic infections  0  0  0  New or recurrent diagnoses of malignancy  0  0  2 (3%)  Increase in ALT or AST  1 (1%)  2 (2%)  1 (1%)  Abbreviations: AE=adverse event, ALT=alanine aminotransferase, AST=aspartate aminotransferase, SAE=serious adverse event.  Note: Percentages are based on the number of unique participants with an event out of the column total. Treatment-emergent AEs are reported.  .  Adverse events of special interest balanced across treatment arms; no new safety signals for brepocitinib  Brepocitinib safety database includes over 1,500 patients and subjects, with a safety profile that appears consistent with approved JAK inhibitors  24  For investor audiences only

VALOR Results Confirm Brepocitinib's Potential to Meaningfully Improve the Lives of Patients with DM

	Breadth of Response	Depth of Response	Speed of Response	Safety
Observed Results in VALOR	✓ Statistically and clinically significant improvement in skin disease ✓ Statistically and clinically significant improvement in muscle disease	✓ High TIS response rates even while aggressively tapering steroids ✓ Functional remission of skin disease achieved in nearly half of subjects with moderate-to-severe disease at baseline	✓ Confirmed benefit on TIS and CDASI as early as week 4 ✓ Median Time to TIS40 of 8 weeks	✓ Safety database of >1,500 patients ✓ Adverse events of special interest balanced across treatment arms; no new safety signals for brepocitinib
Implication for Patients	**Nearly all DM patients can potentially benefit from brepocitinib**	Significant fraction of patients can potentially achieve **deep, clinically meaningful responses**	Patients can potentially achieve **rapid improvement in symptoms** in as few as 4 weeks	Potentially **favorable benefit:risk** profile for patients

Results achieved with a convenient once-daily oral therapy

TIS: Total Improvement Score
CDASI-A: Cutaneous Dermatomyositis Activity and Severity Index - Activity Subscore

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Upcoming Roivant Investor Day  Thursday, December 11th, 2025 In-Person  Details to follow

 Q&A

 Appendix

 Dermatomyositis: Disease Overview  Literature-Based Estimates  Priovant Claims Analysis  Other Companies Developing DM Therapies  23K1  70K  40K  52K2  51K  Dermatomyositis is a chronic inflammatory disease of the skin and muscles that affects approximately 40-50K US adults  US ADULT PREVALENCE  29  For investor audiences only  37K  INCIDENCE  Literature-Based Estimates  1.1/100,0003  3.0/100,0004  1.  2.  3.  4.  Smoyer-Tomic et al, BMC Musculoskeletal Disorders (2012) Reeder et al, Arch Dermatol (2010)  Kronzer et al, Arth Care Res (2021) Osman et al, Sci Reports (2023)  Priovant Claims Analysis  2.2/100,000  1.4/100,000

 30  For investor audiences only  Brepocitinib: Other Details  ROIV owns 74%1 of Priovant, with Pfizer owning 25%.  Ownership  Geographic Rights  Intellectual Property  Milestones  Royalties  As of June 30, 2025. 65% on a fully diluted basis.  Includes potential patent term extension  We expect Brepocitinib to have US exclusivity at least until 20392.  Priovant has commercial rights to brepocitinib in US and Japan.  Priovant is obligated to pay Pfizer mid tens-of-millions if sales exceed a mid hundreds-of-millions amount in Priovant territories. Pfizer is obligated to pay Priovant low tens-of-millions if sales exceed a mid hundreds-of-millions amount in non-Priovant territories.  Priovant is obligated to pay Pfizer tiered sub-teens royalties on annual sales in Priovant territories. Pfizer is obligated to pay Priovant tiered high single digits to sub-teens royalties on annual sales in non-Priovant territories.

 31  For investor audiences only  Speaker Biographies  Matthew Gline  Matt Gline serves as Chief Executive Officer of Roivant Sciences. Mr. Gline joined Roivant in March 2016 and previously served as Chief Financial Officer. From April 2014 to March 2016, he was a Vice President at Goldman Sachs, Fixed Income Digital Structuring, where he focused on technology and data strategy. Prior to Goldman Sachs, Mr. Gline was a co-founder of Fourthree, a risk analytics technology and consulting company. From 2008 to 2012, he served as Vice President at Barclays, Enterprise Risk Management Advisory, where he provided analysis for corporate clients related to capital markets access for financing and risk management. Mr. Gline earned his A.B. in Physics from Harvard College.  Benjamin Zimmer  Ben Zimmer has been CEO of Priovant since the company’s creation in 2021. Prior to joining Priovant he served on the leadership team of Roivant as acting COO (2018-2019) and President, Roivant Health (2018-2021). In this role, Ben led the incubation, launch, and board oversight of Datavant (majority stake acquired by New Mountain Capital), Sinovant (included in Roivant-DSP transaction), and VantAI.  From 2015-2018, Ben worked at Roivant in a variety of roles across business operations, clinical operations, and public affairs. Before Roivant,  Ben founded and ran a public policy-focused non-profit and worked as a consultant at McKinsey. He holds an A.B. in History from Harvard College and a J.D. from Yale Law School.

 Thank you.